Access to Affordable Health Care Shareholder Presentation January 30, 2007

Forward-Looking Statements (c) 2007 Access Plans USA. All Rights Reserved. Certain statements included in this presentation constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate", "believes", "expects", "may", "will", or "should", or other variations thereon, by discussions of strategies that involve risks and uncertainties. Access Plans USA, Inc.'s actual results or industry results may be materially different from any future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include general economic and business conditions; Access Plans USA, Inc.'s ability to implement its business strategies; competition; availability of key personnel; increasing operating costs; unsuccessful promotional efforts; changes in brand awareness; acceptance of new product offerings; retention of members and independent marketing representatives; and changes in, or the failure to comply with, government regulations. The Company undertakes no obligation to update any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events, or otherwise. 2

Our New Name, New Mission (c) 2007 Access Plans USA. All Rights Reserved. Merger has reinvigorated our Company "Access Plans USA" describes who we are: Leader in developing and distributing quality products that provide health care access and affordability Our Mission: To provide quality health care choices for individuals, families, employers and employees seeking affordable access to health care Our Strengths and Focus: Distribution Product Development Customer Service Quality of Products and Service 3

About Us Three Business Divisions Consumer Plan Access programs ranging from prescription drug discount plans to medical discount programs and packaged programs with defined insurance benefits Insurance Marketing National network of agents and tele-sales distribution for insurance plans and medical discount programs Regional Health Care Employee benefit program administration, loss prevention and managed care services for public and private employer plans 4

Our Process 5

Our Product Range 6

Consumer Plan Division Wide range of medical discount and packaged programs (discounts and insured benefits) Target markets: Growing ranks of uninsured, underinsured, uninsurable Programs to supplement insured plans Products: Prescription drug discount programs Dental discount programs Discount programs combined with defined accident and critical illness benefits Discount programs combined with defined hospital and doctor visit benefits 2006 results: Private label/tele-sales membership increased Network marketing membership decreased-signaling need to revamp product and marketing strategy Replaced medical escrow accounts with enhanced Advocacy program 7

Consumer Plan Division 2007 strategy: Distribution through five channels Network Marketing Consumer Direct/Tele-sales Independent Agent Direct Affinity Group Sales Private Label One Example: 8

Consumer Plan Division 2007 strategy: (cont'd) Additional languages Continue to focus on our strengths of: Distribution Product Development Customer Service 9

Insurance Marketing Division Three units: 1. Major medical market--AHCP Independent brokerage through Division President organization Products: Major medical, HSA (Health Savings Account), supplemental health and life products Multiple carriers Electronic platform 2006 results: Over $54 million in annualized submitted premium 2007 strategy: Add new insurance carriers, to provide expansion into additional states Recruit additional productive agencies 10

Insurance Marketing Division Three units: 2. Senior health and life insurance market--ACP Brokerage agents organized under Charter General Agents (large agencies) 2006 results: Approximately $8 million in annualized submitted premium 2007 strategy: Broaden product portfolio: Medicare Supplement, Medicare Advantage (managed care), Senior Life and annuities Diversify insurance carriers to gain expansion into additional states Attract new distribution primarily through start-up of SCP (targeting individual agents and small agencies) 11

Insurance Marketing Division Three units: 3. Direct/Tele-sales Sales through national call centers Products: Major medical, defined benefit plans Access multiple carriers via electronic platform 2006 results: Commenced operations---positioning and development of relationships with major call centers 2007 strategy: Development of multiple private-label defined benefit plans for specific call centers Expansion into multi-language programs (Spanish, Filipino, Korean, Chinese) 12

Regional Health Care Division What we do: Third party benefits administration Health care utilization management Manage $300 million in claims annually with effective loss prevention and wellness programs Clients: Self-funded and partially self-funded health care plans of large public and private employers in the El Paso area 2006 results: Outperformed national standards for controlling health care costs Generated significant claim cost savings for clients In some cases, clients were able to actually reduce premiums for employees 13

Regional Health Care Division 2007 strategy: Maintain positive relationships with current major clients Attract additional public/private employer groups to Access services by promoting successful savings achievements with current clients Expansion into New Mexico and South Texas markets Implement and promote additional services for current and new clients, including: Enhancements to wellness and prevention programs Debit card interface for Section 125 Flexible Spending Programs Automated precertification/preauthorization process Fully insured group retiree program (GASB) Optimizing pharmacy benefit management services New fully insured EPO group program 14

2006 Year in Review Major Highlights Announced merger plan Marketing positioning for 2007 Development of new programs/products Commenced distribution expansion/reinvigoration of sales forces Outsourced back-office processing for Consumer Plan Division 15

2007 Goals Generate significant revenue growth Broaden stock analyst coverage of company Consumer Plan Division: Launch new product series in all five distribution channels More than double total number of medical discount program members Insurance Marketing Division: Expand marketing into additional states with new insurance carriers Increase operations through tele-sales channels Expand senior market sales through rollout of new programs with SCP 16

2007 Goals Regional Health Care Division: Maintain current client base Attract one or two additional large public or private employer groups Continue to expand services for new and existing clients Market products in multiple languages (Chinese, Filipino, Korean), in addition to Spanish 17

Milestones for Measurement Announcement of profitable quarters Increases in medical discount card membership on a quarterly basis Announcement of marketing relationship with large affinity group Launch of new programs in insurance senior market Expansion of major medical product marketing into new states, with new carriers Marketing in additional languages 18

(c) 2007 Access Plans USA. All Rights Reserved. CONFIDENTIAL--FOR DISCUSSION PURPOSES ONLY--NOT FOR DISSEMINATION A successful merger A new name A new direction 19

Forward-Looking Statements (c) 2007 Access Plans USA. All Rights Reserved. CONFIDENTIAL--FOR DISCUSSION PURPOSES ONLY--NOT FOR DISSEMINATION Certain statements included in this presentation constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate", "believes", "expects", "may", "will", or "should", or other variations thereon, by discussions of strategies that involve risks and uncertainties. Access Plans USA, Inc.'s actual results or industry results may be materially different from any future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include general economic and business conditions; Access Plans USA, Inc.'s ability to implement its business strategies; competition; availability of key personnel; increasing operating costs; unsuccessful promotional efforts; changes in brand awareness; acceptance of new product offerings; retention of members and independent marketing representatives; and changes in, or the failure to comply with, government regulations. The Company undertakes no obligation to update any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events, or otherwise. 20

Access to Affordable Health Care Nasdaq: AUSA www.accessplansusa.com CONFIDENTIAL--FOR DISCUSSION PURPOSES ONLY--NOT FOR DISSEMINATION 21